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                                                                   EXHIBIT 10.23

             PLAN PARTICIPANTS OF THE DURA AUTOMOTIVE SYSTEMS, INC.
                          CHANGE OF CONTROL AGREEMENTS


Participant name:

  David R. Bovee
  Lawrence A. Denton
  John J. Knappenberger
  Milton D. Kniss
  Alfred C. Liddell
  Keith R. Marchiando
  Theresa L. Skotak